EXHIBIT 99.3



             PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION PURSUANT TO
                                  SECTION 1350



In connection with the Annual Report of ViaVid Broadcasting, Inc. (the Company) on Form 10-KSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian Kathler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Brian Kathler
    -------------


Brian Kathler
Chief Executive Officer
July 5, 2004
















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